Exhibit 10.2

Microsoft Statement of Work

MS Vendor Number:	****
Business Name:	Rainmaker Systems Inc
Street Address:	900 East Hamilton Ave, Suite 400
City, State, Zip Code:	Campbell, CA, 95008
Vendor Contact:	****
Vendor Contact E-mail:	****
Full Name of the Vendor Agreement:	Dynamics CRM Online Trials Management
Effective Date of the Agreement:	September 20, 2010
Statement of Work Period of Performance (date range)	November 1, 2010 – October 31, 2013
Microsoft Business Contact:	****

This Statement of Work (“SOW”) to the Vendor Services Agreement effective 2/26/2010 (“Agreement” or “VSA”) between Microsoft Corporation (“Microsoft”) and Rainmaker Systems Inc (“Vendor”) is entered into between the parties and is effective on September 20, 2010 (“SOW Effective Date”). This SOW is subject to all terms and conditions in the Agreement. In the event of a conflict between the SOW and the Agreement, the terms and conditions of the Agreement will prevail. The parties agree as follows:

1.	Introduction / Purpose Statement

The purpose of this SOW is to document the requirements, specifications, implementation approach, deliverables, pricing and other rights and obligations of the parties to achieve Microsoft’s objectives as more clearly described herein. Capitalized terms used but not defined in this SOW will have the meanings described in the Agreement. All other capitalized terms will have the meanings describe in Exhibit A.

The following provides a general overview of Work to be provided under this SOW:

The scope and primary objectives are to:

•

Maintain a high level of satisfaction with Microsoft customers and partners through thoughtful and strategic communications and by demonstrating a high degree of knowledge of Microsoft and its solution and services offerings

•	Manage the Dynamics CRM Online trial experience through tele-engagement with trial customers

•	Manage the conversion of Dynamics CRM Online trial customers to paid service subscribers with the support of Microsoft’s channel partners and Microsoft field sales.

•	Verify and maintain data quality in Microsoft systems and tools on a daily basis

2.	Description of Work

The following describes the project expectations and specifications; Vendor activities; and reporting requirements for: Work, Services, handling of Microsoft Products, and/or other items or materials that Vendor will perform and/or deliver to Microsoft under this SOW and in accordance with the Agreement (collectively, the “Work”). If the parties agree that any of the Work should be designated “work for hire,” the parties will make the designation in writing.

2.1.	Product Specifications

With the launch of Microsoft Online Services (such as Microsoft Dynamics CRM Online), Microsoft now sells directly to corporate customers as well as through its extensive network of partners.

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Microsoft Dynamics is part of Microsoft’s Business Division (MBD) which also includes Microsoft Office, Microsoft Exchange and Microsoft Office SharePoint Server.

(a)	Products within the Microsoft’s Business Division

Microsoft Business Division (MBD) Products

• 2007 Microsoft Office system	Microsoft Small Business Center

• Exchange Server	Microsoft Small Business Financials

• InfoPath 2007	Office Communications Server 2007

• Live Meeting	OneNote 2007

• Microsoft Dynamics AX	Project 2007

• Microsoft Dynamics CRM	Publisher 2007

• Microsoft Dynamics Enterprise Reporting

• Microsoft Dynamics GP	Visio 2007

• Microsoft Dynamics NAV	Microsoft Dynamics RMS

• Microsoft Dynamics SL	Microsoft Next Gen Authoring Tools

• Microsoft Office Communicator 2007	Microsoft Office SharePoint Server 2007

Microsoft Dynamics is a line of easy-to-use, integrated and adaptable Enterprise Resource Planning (ERP) and Customer Relationship Management (CRM) applications that enable business decision-makers to quickly respond to market shifts, take advantage of new trends, increase their competitive edge and drive business success. Microsoft Dynamics solutions are delivered through a world-class network of reselling partners providing specialised services and additional innovation to help customers excel in their industries. The slide below highlights Microsoft Dynamics products.

(b)	Microsoft Dynamics Product Portfolio

ERP & CRM

•	Microsoft Dynamics – Broad business management suites including financial management, supply chain management and customer relationship management, operations management functionality

•	Microsoft Dynamics CRM – A complete customer relationship management (CRM) suite, including sales force automation, marketing and service management.

2.2.	Services

The scope of services requested is focused on the ‘Try to Buy’ component:

•	Manage the Dynamics CRM Online trial experience through tele-engagement with trial customers

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

•	Manage the conversion of Dynamics CRM Online trial customers to paid service subscribers with the support of Microsoft’s channel partners and Microsoft field sales.

To support the ‘Try to Buy’ process two roles have been defined to support the Dynamics CRM Online customer trials:

•	Inside Sales Specialist Online (ISS Online) Online Success Manager (OSM)

The Inside Sales Specialist Online (ISS Online) will be responsible for attempting to reach each Dynamics CRM Online Trial customer with the objective of conducting customer profiling and basic needs discovery by telephone. This includes:

•	Validating the customer profile information captured during Trial Sign-Up

•	Augmenting the customer profile with additional data account and contact data including:

****

•	Understanding why the customer has chosen to sign-up for a Dynamics CRM Online trial

•	Understanding the basic needs of the customer from a CRM functionality perspective i.e. Sales Force Automation, Customer Care etc.

•	Understanding whether the customer is currently working with a Microsoft partner on their requirements.

•	Recommending a Microsoft Partner for those customers that do not have a preferred Partner

•	Ascertaining the customer’s segment according to Microsoft account segmentation

•	Identifying the next steps for the customer based on the data captured

•	Setting the appropriate expectations with the customer in regards to follow-up

•	Ensuring all relevant data gathered is accurately logged in DST

The Online Success Manager (OSM) will be responsible for end to end trial management with the objective of converting the trial customer to a paid subscriber. This includes:

•	Taking the customer profile and basic needs discovery and conducting deep opportunity discovery

•	Providing the customer with a guided demo and walkthrough of their trial instance of Dynamics CRM Online

•	Providing basic user training

•	Referring customers to additional resources e.g. technical information, Service Level information, customer testimonials etc. as required

•	Referring customers to the available ‘add-on’ / CfMD solutions available in the MarketPlace

•	Providing light configuration to the customer’s trial instance as needed to show applicability to the customer’s business (i.e. renaming of fields and entities)

•	Supporting the customer in uploading their data for use during the trial period

•	Driving a purchase decision during the trial period ****

•	Involving CRM Sales Specialists as established in the sales engagement model

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

•	Involving Microsoft partners to support successful trial conversion

•	Providing based pricing and licensing guidance

•	Ensuring all relevant data gathered is accurately logged in DST

In addition to deploying a well-defined engagement model, Inside Sales Specialist Online (ISS Online) and Online Success Managers (OSM) will leverage CRM Solution Sales Specialists, other Microsoft Sales and Services professionals and Microsoft partners who will assist in providing customers with world-class solutions.

2.3.	Locations

(a)	Facilities

Vendor shall perform the Work under this SOW at the following Site(s) (owned or leased by Vendor)

Site Name	Location

                        ****

Should vendor wish to provide services for this SOW under at a location not listed in section 2.3(a), they must first seek and obtain written approval from Microsoft.

(b)	Language Support

Vendor shall provide the Work under this SOW in the following language(s):

Language	Essential (Required)

                        ****

The following additional languages should be supported only to the extent as can be accommodated with multi-lingual personnel resourcing this program to speak the required languages above: ****. If these languages should become required, this will be addressed as outlined in section 2.3(c)(i) Adding Supported Languages.

(c)	All vendor staff including but not limited to ISS Online, OSM, Team Leads, shall have a working knowledge of English

i.	Adding Supported Languages

Microsoft may request that additional languages be added to the program via the Change Order process. The addition of new languages to the program is subject to (i) the commercial availability of the language skill at the location requested (ii) and the agreement that Microsoft will pay any cost associated with developing or adapting training materials in said language.

ii.	Removal or Relocation of a Program Language

In the event that Rainmaker wishes to remove or relocate an Essential Program Language, the request must be handled through the change order process.

iii.	Changes in Supported Languages

Rainmaker may request the removal or reassignment of any program language related to a Call Center using the Change Order process. Rainmaker must have approval from Microsoft to remove or reassign any program languages for Services currently being delivered under the SOW. Microsoft agrees it will not unreasonably withhold or delay such approval.

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.4.	Hours of Operation

Days and Hours of Support

Standard Hours of Operation

****

The vendor will provide and schedule the appropriate staffing to ensure continuous coverage during business hours for each of the geographic areas being served by that center. For public holidays of the host site that are not observed by the target geographic area the vendor must maintain resource coverage.

The target geographic areas are as follows:

AMERICAS	EMEA	APAC

****

Outbound calling must comply with the national, regional and local regulations applicable to business to business calls in each of the markets or countries being served.

It is Vendor’s responsbilility to ensure that all local and national employment laws are complied with in connection with Vendor’s employees.

Should Microsoft wish to extend the times during which Vendor provides Services, Vendor agrees to make all reasonable efforts to comply with such requests after all such requests are documented, via the Change request process as detailed in the VSA.

2.5.	Vendor Provided Staff- Management

(a)	Vendor shall meet the following minimum requirements with regards to management staffing:

Job Title	Responsibilities

    ****

2.6.	Vendor Provided Standard Roles and Levels

Vendor will staff the telesales function with personnel who possess the following characteristics and minimum credentials and qualifications:

Inside Sales Specialist Online (ISS Online)

The CRM Inside Sales Specialist Online (ISS Online) is a telephone-based resource contacting each new Dynamics CRM Online Trial customer with the objective of conducting customer profiling and basic needs discovery to ensure that each customer is supported in the most appropriate way during their Dynamics CRM Online Trial. The ISS Online will validate customer profile information and understand why the customer has chosen to sign up for the trial. The ISS Online will have targets set ****

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

The ISS Online is responsible for understanding the basic needs of the customer from a CRM functionality perspective (i.e. Sales Force Automation, Customer Care etc.) and also augmenting the sign-up profile with additional data account and contact data.

The ISS Online identifies the customer’s next steps and then sets the appropriate expectations with the customer for follow up. The appropriate next steps will depend on a combination of:

****

The ISS Online has the opportunity to recommend a Microsoft Partner for further engagement, if the customer does not have a preferred incumbent. The ISS Online ensures that the correct resources are engaged by leveraging the Online Success Managers (OSM), CRM Solution Sales Specialists (SSPs), other Microsoft Sales and Services professionals and Microsoft Partners. This role is responsible in ensuring that qualified customers are handed off smoothly to their next Microsoft contact or Partner or to proceed with customer self-service.

Online Success Manager (OSM)

The Online Success Manager (OSM) is a telephone based resource engaging with qualified trial customers, to develop and manage the CRM Online Trial opportunity and then bring it to a successful close. Ultimately, the OSM will be responsible for end to end trial management with the objective of driving customer purchasing decisions and then converting the trial customer to a paid subscriber. The OSM will have targets set **** and will be measured against them.

The OSM will take the customer profile and basic needs discovery and conduct deep opportunity discovery. He/she will provide the customer with a guided demo and walkthrough of their trial instance and provide basic user training. The OSM will refer customers to additional resources and add-on solutions available, if required by the customer. He/she will also support the customer in uploading their data for use during the trial period.

The OSM has the opportunity to recommend a Microsoft Partner for further engagement, if the customer does not have a preferred incumbent.

The OSM will ensure that the correct resources are engaged to support successful trial conversions by leveraging the CRM Solution Sales Specialists, other Microsoft Sales and Services professionals and Microsoft partners. This role is responsible for engaging an appropriate Partner as required and co-selling to drive trial conversion.

Team Leader

The Team Leader provides day-to-day supervision and coaching of the supplier team and plays a vital role in helping the often relatively inexperienced team members navigate the challenging matrix of Microsoft, the partner model and the network of internal Microsoft stakeholders and subject matter experts. The team leader should be dedicated to Microsoft accounts only, where that is not feasible the vendor must notify Microsoft of the shared responsibility.

The primary objective for the Team Leader is to manage his/her team to grow the number and conversion rate of trial customers to paid subscribers whilst maintaining a positive customer satisfaction and increasing Microsoft Dynamics CRM Online market share against the competition (salesforce.com, Oracle CRM On Demand, NetSuite and other on demand CRM offerings). The Team Leader’s role is to:

****

Other crucial responsibilities of the Team Leader include compiling and maintaining call statistics and ensuring a consistently high quality of operations.

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.7.	Staffing and Staffing Levels

2.7.1.	Initial Program Staffing Commitment

Any change to level of staffing or staffing location must go through the change order process.

(a)	United Kingdom Facility Minimum Staffing Commitment

As of November 1, (estimated launch date) Rainmaker agrees to staff the UK Facility with a minimum level of **** ISS Online and **** OSM resources; after which no increase or decrease in staffing may occur without Microsoft prior written approval. In order for Rainmaker to achieve these goals, Rainmaker has provided an estimate for resources to be onboarded prior to the launch date as outlined below.

****

Rainmaker will not fall below the estimates but may add resources earlier

(b)	Austin Facility Minimum Staffing Commitment

As of November 1, (estimated launch date) Rainmaker agrees to staff the Austin Facility with a minimum level of **** ISS Online and **** OSM resources; after which no increase or decrease in staffing may occur % without Microsoft prior written approval. In order for Rainmaker to achieve these goals, Rainmaker has provided an estimate for resources to be onboarded prior to the launch date as outlined below.

****

Rainmaker will not fall below the estimates but may add resources earlier

(c) Manila Facility Minimum Staffing Commitment

As of November 1, (estimated launch date) Rainmaker agrees to staff the Manila Facility with a minimum level of **** ISS ONLINE and **** OSM resources; after which no increase or decrease in staffing may occur without Microsoft prior written approval. In order for Rainmaker to achieve these goals, Rainmaker has provided an estimate for resources to be onboarded prior to the launch date as outlined below.

****

Rainmaker will not fall below the estimates but may add resources earlier

2.7.2.	Program Minimum Staffing Commitment

Rainmaker agrees to staff a minimum of **** Total tele-representatives, **** ISS Online and **** OSM, on a global basis by November 1th. Microsoft agrees not to request a reduction in the number of resources below **** Total tele-representatives, **** ISS Online and **** OSM. during the first four (4) months of the baseline period. During that same time Microsoft may request to increase resources as outlined in 2.7.2 (a).

(a)	Change in Staffing Levels

All staffing changes are subject to the provisions of this SOW. For any change in staffing level as defined below, Rainmaker will adjust and pro-rate invoices based on actual days services were performed during the period. This adjust applies for increases and decreases

i.	Program Resource Changes by Microsoft

All changes in program commitments and personnel assignments will be managed via the change order process unless specifically permitted by a provision of this section.

ii.	Addition or Reductions to Program Resource by Microsoft

Microsoft may request an increase or decrease in ISS Online AND OSM’Ss program staff of not more than **** within **** day period unless otherwise agreed by Rainmaker.

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Rainmaker and Microsoft will mutually agree and sign a change order documenting the scope of the staff increase or decrease. The change order effective date will begin no later than on the first day of the following month. Rainmaker will be required to have said staff delivering Services on behalf of Microsoft within **** days of change order effective date.

iii.	Program Staffing Changes by Rainmaker.

Unplanned Staff Replacements or Attrition. The parties acknowledge that unplanned changes will occur from time to time and Rainmaker will be required to notify Microsoft within **** of such event, and provide an English language interim coverage plan within **** after said notification.

iv.	Program Reassignment

Rainmaker may request the reassignment of Rainmaker personnel with **** days notification to Microsoft. **** The requirement for notice and prior plan to replace is waived if it is determined by Rainmaker that immediate removal of personnel is necessary to protect either party’s interests.

(b)	Hiring of Rainmaker Personnel

If Microsoft hires a Rainmaker ISS Online OR OSM into Microsoft Field Sales team, the applicable attrition penalty KPI’s will not apply.

2.8.	Service Level Agreements (SLA’s) and Key Performance Indicators (KPI’s)

2.8.1.	In performing the Services hereunder, Vendor shall meet or exceed the metrics described herein

(a)	All metrics listed below are to be managed by Rainmaker on a **** basis, reported to Microsoft on a **** basis, and evaluated by both parties **** against milestone objectives.

(b)	Vendor’s performance for the purposes of compliance with the service level and key performance indicators described below (together the “Service Levels” and each as further defined in Exhibit A Definition of Terms) shall be measured and calculated on a **** basis.

(c)	For the first **** months after the SOW Effective Date, the parties agree that all metrics will be tracked and reported on as agreed to below. This period will be referred to as the “Baseline Period.” No later than **** after the conclusion of the Baseline Period both parties agree to finalize and agree to the KPI targets that will be leveraged to determine the variable component of the vendor payment.

(d)	Performance Grading

At the end of the 1st **** months Microsoft and Vendor will agree on a mutually acceptable Vendor scorecard to use as part of Vendor performance measurement. This scorecard will comprise of 4 sections.

****

Vendor must achieve an A score **** for **** months.

(e)	Service Level Agreement

All metrics listed in the Core and Supporting Metrics are to be managed by Rainmaker on a **** basis, reported to Microsoft on a **** basis, and evaluated by both parties **** against milestone objectives. During the first **** months of the SOW, the Service Level Agreement’s (SLA) will represent the variable portion of the compensation. The SLA’s are comprised of two components: ****. The total potential penalty will be ****% if the targets are not achieved. The **** will be subject to ****% penalty and the **** will be subject to an additional ****%. Rainmaker will submit the reports as described above.

i.****	Metrics

Service Level Name	Target	Reporting Frequency	Description

****

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ii.	**** Metrics

TTI PERFORMANCE METRICS (DURING BUSINESS HOURS)
Service Level Name	Target

****

iii.	**** Monitoring

Metric	Requirement
Infrastructure - Primary Internet Connection Bandwidth
Latency Peak (From Vendor Site to Microsoft Extranet)	Performance data from Vendor

Infrastructure - Backup Internet Connection Bandwidth - Optional Report
Latency Average (From Vendor Site to Microsoft Extranet)	Performance data from Vendor
Latency Peak (From Vendor Site to Microsoft Extranet)	Performance data from Vendor

Telecom - PBX, Voice Circuit and PSTN Lines
Inbound circuit and Outbound circuit Utilization:-
Utilization Average (Example: # of voice channels are used out of total #)	Performance data from Vendor
Utilization Peak – Optional	Performance data from Vendor

(f)	Key Performance Indicators

Rainmaker shall be responsible for determining and/or developing the complement of KPIs used to manage the delivery and quality of Services. This set of KPI’s will be made available to the appropriate Microsoft personnel and used to form a common understanding of operational performance, performance expectations and performance issues under this agreement. During the first **** months of the contract period all KPI’s will be measured and reported on, however there will not be contractual or financial penalties or incentives available for KPI’s. At the end of the ****month period, the vendor and Microsoft will agree on the appropriate metrics and targets to address the ****% of the compensation that is variable.

i.	Requirements for KPI Development. In developing a set of Program KPIs, Rainmaker must comply with the following requirements. The set of KPIs must be, in the aggregate:

•	Sufficiently predictive of Performance;

•	Sufficient to allow monitoring of key operational elements affecting the Customer experience;

•	Sufficient to allow monitoring of key operational elements affecting the overall quality of Service;

•	Sufficient to allow monitoring of key operational elements affecting cost of Services and Services delivery;

•	Sufficient to allow monitoring of Management effectiveness at responding to operational issues and requested changes.

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ii.	Microsoft Responsibility for KPIs. To the extent that Rainmaker is reliant on Microsoft and Microsoft systems to support the availability of the KPI’s, Microsoft agrees to:

•	Allow reasonable and timely access to those systems;

•	To maintain the availability and performance of those systems in such a manner as to support the requirements for delivery of Services in this SOW; and

•	Provide to Rainmaker any additional reports requested that are reasonably required to perform the Services satisfactorily; and

•	Provide Rainmaker with all data and information reasonably required to perform the Services .

Requests for new KPIs or changes to existing KPIs will be subject to the Change Order Process. Once KPI’s and/or changes have been agreed upon, Microsoft will work diligently to comply with the requirements. Microsoft has the right to request reimbursement for the cost of developing and changing Microsoft’s systems to support KPIs that are established for the sole and exclusive use of Rainmaker.

iii.	Right to Challenge KPIs. Microsoft has the right to challenge the KPI set developed by Rainmaker on the grounds that they do not reasonably satisfy the conditions established in this section and, if a reasonable challenge, Rainmaker agrees to amend the KPI set as required.

iv.	Requirement for Action Plans. In the event that Rainmaker has received notice of achieving an undisputed, Performance Standard of Critically Below Expectation for an SLA, or KPI’s that are significantly below the agreed norms, Rainmaker will submit a written Action Plan to Microsoft within thirty (30) days of such notice and commence diligent action in accordance with said plan to improve performance. Rainmaker is specifically not required to share with Microsoft Action Plans for all KPI performance, but may do so at their discretion.

v.	The KPI’s will be:

****

vi.	Overachievement Bonus

After the Baseline Period the vendor will be eligible for a Customer Adds Overachievement bonus.

1)	A bonus up to ****percent (****%) of the Vendor’s Base Quarterly Payment will be paid by Microsoft when the Vendor exceeds its **** goal for the ****and meets the following condition:

****

2)****

Once the Customer Adds Overachievement Bonus (if any) is combined with the base **** payment, the resulting sum is the PFP **** Payment.

2.9.	Microsoft Supplied Materials

Microsoft will provide the following facilities, tools, and equipment to Vendor for the purposes of performing the Work (“Microsoft Supplied Materials.”) Vendor will be responsible for providing all other facilities, tools and equipment not otherwise described herein.

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

QTY.	ITEM	MODEL / DESCRIPTION / ETC.
As needed for the services contained within the RFP	DST requires license keys to install. Microsoft will provide the license keys to install DST and the installation guidance where needed.[1]	• Access to the Direct Sales Tool (DST)

As needed for the services contained within the RFP	Latest Microsoft software available for download on .com	• Microsoft .NET Framework 4.0 • Microsoft SQL Server Compact Edition 3.5 • Microsoft Silverlight

As needed for services contained within the RFP.	Customer data, as provided by Microsoft or developed by Vendor while performing services under this SOW.	• N/A

2.9.1.	Expectations of use

(a)	Microsoft will retain all right, title, and interest in and to any of Microsoft’s pre-existing property and assets and Microsoft Supplied Materials.

(b)	Vendor is not permitted to use any of the Microsoft Supplied Materials for any purpose other than to provide Services or Work under this SOW.

(c)	All members of the supplier team shall use the loaned Microsoft Supplied Materials, property and assets specifically and exclusively for the performance of the work specified in any future SOW.

(d)	Training for the supplier team on proper use of Microsoft-supplied materials shall be the supplier’s responsibility.

(e)	All Microsoft Pre-Existing Property, assets, and Microsoft Supplied Materials shall be returned to Microsoft in good condition, less ordinary wear and tear, upon completion of the SOW.

(f)	Where any of the Microsoft Supplied Materials, property or assets is returned in sub-standard condition, or not returned within 30 working days of the SOW’s expiration or termination, the supplier shall be liable to pay the costs of replacement or repair to the property or assets

2.9.2.	Ongoing training topics

Microsoft will provide as needed and/or as requested training for the telesales representatives on relevant topics. These trainings will be conducted via Live Meeting. Microsoft is responsible for providing the subject matter experts. Train the Trainer sessions may take place at Microsoft locations, as well as at the Vendor location; in such event, Microsoft will cover/reimburse the costs for all associated travel. As deemed necessary by Microsoft, Microsoft shall provide readiness plans and Train the Trainer programs for new products, program launches and tools enhancements or rollouts, or if there is a significant change to current products or processes/initiatives. This shall include training materials and documentation as appropriate.

2.9.3.	Microsoft internal systems

Microsoft will provide Vendor telesales representatives and management with an appropriate level of system access and training to support use of the Direct Sales Tool, partner and account look-up and other Microsoft tools as required to perform sales and trial management functions.

2.9.4.	Reporting templates

Microsoft will provide Vendor with the reporting templates that are needed for the Weekly Reports

[1]	All persons requiring DST access will need to have a Microsoft alias so they can be added to the appropriate security groups.

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.10.	General Infrastructure

2.10.1.	Tele workstations and resources

Vendor will provide adequate workstations for all Tele members, which include ample space for all equipment and storage/filing needs, noise reduction, and any other variables necessary to ensure it is conducive to a positive and productive sales environment.

2.10.2.	Other facilities requirements

•	Location of the Team Leaders must be in same general work area as the ISS Online and OSMs

•	A meeting room sufficient for the entire Tele team is required

•	A multi-media training room is required that includes full workstation simulation for each trainee

2.10.3.	Technology Infrastructure

Vendor shall have an infrastructure capable of supporting a variety of data communications – including phone, e-mail and internet – required to support Tele operations. Vendor will be able to support file attachments within e-mail and be compatible with current and future versions of Microsoft Exchange Server, Microsoft Email client of Exchange or Microsoft Outlook, Office Communications Server, Microsoft Office and other relevant Microsoft applications necessary to manage the business. Vendor must have the required infrastructure to remotely access Microsoft corporate network to perform role related tasks.

2.10.4.	Workstation Requirements

(a)	Desktop

The supplier must equip each Tele member with the following minimum specifications for each desktop:

SYSTEM REQUIREMENTS	MINIMUM

****

2.10.5.	Access to Internet

Vendor shall provide internet access bandwidth at a minimum of **** (kbps) per workstation. In addition to internet access, the supplier shall meet the following specifications:

****

2.10.6.	Network and Servers

a)	Network specifications

Vendor shall be responsible for its local area network (LAN). In addition, the supplier shall:

****

b)	Server specifications

Vendor shall provide Exchange and SMTP servers for e-mail communication for all Tele Team members. The Exchange or SMTP server must be able to communicate with its Microsoft Exchange server in a secure fashion (IPSec, etc.). Microsoft requires a dedicated server and will provide configuration instructions.

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.10.7.	Telecom

a)	Private branch exchange (PBX) requirements

Vendor shall provide functionality of a traditional PBX, ****

Additional specifications include:

****

b)	Automatic call distribution (ACD) requirements

Vendor shall provide functionality quickly and accurately route incoming calls. ACD requirements include:

****

c)	ACD preferences

Microsoft prefers that the supplier ACD has built-in multimedia support with a universal queuing engine. The system should queue and distribute text chats, e-mails, web-based interactions and other events chosen to track contacts – all using the same skills-based routing as for telephone calls.

d)	ACD maintenance

Vendor shall be responsible for all maintenance, upkeep and upgrades for the ACD system. At no time shall the system hardware and software be below the “Minimum Recommended Configuration” as specified by the system’s manufacturer. Additional requirements include:

****

e)	Integrated Voice Recognition (IVR) or routing requirements

Vendor shall be responsible for providing IVR or routing capabilities to segment customers by Customer ID or Dialed Number Identification Service (DNIS). Additional requirements include:

****

f)	Call activity monitoring and recording

Vendor telecom solution shall provide Team Leaders and Microsoft employees real-time call monitoring and recording compliant with applicable regulations. The on-demand monitoring and recording system shall be easy to use, activated at the Team Leader’s console. The system will record and deliver recorded interactions in known data file formats such as .wav and HTML.

g)	Additional requirements:

****

2.10.8.	Real-time display

Vendor shall provide tools that allow Team Leaders and Microsoft employees to monitor the real-time status of every queue, workgroup or ISS Online and OSM. Additionally, Team Leaders should be able to set alerts and thresholds to notify out-of range events along with visual indicators, sound, SMS, e-mail, phone call options, reader boards, etc. to the supplier’s Team Leaders and/or Microsoft personnel.

The following information shall be available through real-time tools:

a)	Phone calls

****

b)	Work group information

****

c)	Technology systems

****

2.11.	Confidentiality

2.11.1.	Vendor will have internal policies on confidentiality, protection of personally identifiable information and protection of intellectual property applicable to and consistent with the terms of this SOW. Vendor will ensure that all Vendor staff receive training on the above policies and the relevant terms of this SOW, as applicable to the work performed by that employee. Vendor will ensure this training is completed before Vendor staff intereact with Customers.

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.12.	Training Requirements

2.12.1.	Vendor Responsibility

Vendor shall ensure that all vendor staff possess a skill level consistent with the requirements of this SOW. vendor staff should have satisfactorily completed all required training, as described in Vendor key measures below, before they interact with Customers.

Vendor shall be solely responsible for providing trainers, organizing and delivering training, including replication and cost of providing the training.

Vendor shall ensure that all vendor staff are trained based on the Microsoft training program delivered in the Train the Trainer program and that all trainees have completed the prerequisites indicated on any courses before attending.

Microsoft requires that Vendor implement the training materials as they were designed. If the training materials do not fit the required needs, Vendor shall contact Microsoft prior to making any modifications or additions to the content.

The Vendor shall ensure that required training is provided to all members of its Tele team, and that operations are not adversely affected during the administration of training to any individual or group of individuals.

At Microsoft’s discretion, Vendor shall be responsible to host Train the Trainer sessions at the Vendor’s Site(s). Vendor shall be required to have their trainers available for all Train the Trainer sessions. Vendor shall be responsible for all trainee and trainer travel expenses irrespective of where the training sessions take place, unless otherwise agree to by Microsoft and Vendor.

Trainers should be active members of the quality monitoring sessions and process. Trainers shall work very closely with the Vendor Quality Manager to review actual performance of vendor staff, identifying potential gaps and then organizing subsequent training to reduce these gaps.

Trainers should review call monitoring templates and identify individuals that need further coaching/training or more generally identify, on an ongoing basis, general training needs for the overall team.

a)	Training Facilities

Vendor shall ensure that each Site maintains adequately equipped training facilities to deliver training to vendor staff in connection with the Work covered by this SOW. Such facilities shall at a minimum include training rooms equipped with:

•	Training computer desktops meeting or exceed the minimum requirement set out in section 2.10 of this SOW

•	Overhead projectors

•	Flip charts and other equipment typically used to provide training

•	Facility to provide on-the-phone training

New Hire Training – Estimated Commitment

CRM Inside Sales Specialist Online (ISS Online)

****

CRM Online Success Manager (OSM)

****

Team Lead

      ****

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Key Points:

i.	The Microsoft training plan does not include vendor generated content

ii.	The training plan does not include time for applicable testing of trainees

iii.	The training plan includes product training, which occurs a few times annually and varies in delivery and length

iv.	Training materials supplied by Microsoft will be in English: training time may lengthen for audiences with different native languages.

Note that the above requirements represent the minimum hours required to complete training.

2.12.2.	Microsoft Responsibility

As deemed necessary by Microsoft, Microsoft shall provide readiness plans and Train the Trainer programs for new products, service updates, program launches and tools enhancements or rollouts, or if there is a significant change to current products or processes / initiatives. This shall include training materials and documentation as appropriate.

Train the Trainer sessions may take place at Microsoft locations, as well as at the Vendor location. Train the Trainer session may also be conducted by Microsoft via conference call or via video conference facility.

Microsoft is under no obligation to provide ongoing training after initial launch of Work contained in this SOW

2.12.3.	Vendor Key Measures

Vendor shall ensure that: All training requirements will be completed **** prior to committed staffing levels in Section 2.7.1. All ISS Online and OSM resources will be tested and certified proficient prior to being released to the floor.

•	Training is delivered across all Sites in a timely and consistent way;

•	Trainees are provided with the opportunity to provide feed-back on all training sessions

•

Feed-back is analyzed and changes/improvements are implemented to ensure optimum training sessions. Subject to any requirements under local data protection or privacy laws, trainee feedback should be made available to Microsoft upon request,

2.12.4.	Quality Monitoring & Coaching

Vendor shall employ customary procedures for monitoring the quality of service provided by the ISS Online and OSMs. A Quality Monitoring Form shall be developed by Vendor, meeting Microsoft approval, and consistently used by Team Leaders and retained for reporting purposes. Vendor is encouraged to provide a list of key checkpoints for a proposed QM Form for telephone calls and e-mails.

a)	Telephone and E-mail monitoring

                                                                                          ****

ISS ONLINE/OSM STATUS	DEFINED AS	TELEPHONE & E-MAIL QM FREQUENCY

                  ****

b)	Coaching

i.	Weekly coaching sessions documented on QM Forms for each ISS Online and OSM who does not incur any violations

ii.	Coaching session required within **** of any violations, documented on QM Form

c)	Reporting

i.	Spreadsheet tracking log for each individual shall be kept, noting dates and outcomes of each QM session

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

d)	Plan of Action

i.	Supplier shall present a plan of action that defines a chronic substandard performer and the consequences for such

2.13.	Reporting Requirements

Vendor will provide the following reports to Microsoft in accordance with the schedule indicated.

Reporting

Reporting is a shared responsibility between Vendor and Microsoft. Vendor needs to promptly and accurately enter all necessary and requested data into the Direct Sales Tool (DST- Online trial management system) and other tools as specified. In addition, Vendor will need to track and record all Vendor-specific activities required for reporting purposes. Microsoft will generate and communicate all necessary reports with the Vendor in a timely manner so that Vendor may be prepared to fulfill its responsibilities in scheduled meetings, Dynamics CRM Online trial conversion discussions, etc.

2.13.1.	Daily reporting

a)	Vendor ensures ISS Online and OSMs correctly enter daily activities in the Direct Sales Tool (DST) system. DST is a Dynamics CRM 4.0 on premise implementation.

2.13.2.	Weekly reporting

****

2.13.3.	Monthly Reporting

****

2.13.4.	Quarterly Reporting

a)	Microsoft provides a business performance summary, including

****

b)	The Vendor provides quarterly personnel summary, including attrition

c)	The Vendor provides SLA status reports:

****

d)	The Vendor reviews with Microsoft actual vs. budgeted expenses

e)	The Vendor provides trial management status ****

f)	The Vendor provides process improvement recommendations based on any adverse results in:

****

g)	The Vendor addresses any operational issues

h)	Microsoft validates and communicates all KPI goals for the next quarter

i)	Annual Forecast Development
i.	Microsoft prepares Dynamic CRM Online customer adds, seat adds, trial conversion rate and customer satisfaction goals for the next fiscal year in quarterly views. Microsoft will provide a draft of its annual forecast to Vendor for Vendor’s review. Microsoft, in its sole discretion, may consider Vendor’s input when finalizing the annual forecast.

2.13.5.	Sample Quarterly Reporting

****

2.14.	Project Governance

Vendor will participate in the regular meetings indicated below.

Business Reviews

2.14.1.	Weekly Service Review Meetings

Vendor shall organize a weekly review meeting with the focus on reviewing the outputs covered in reporting section 2.13.

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.14.2.	Monthly Operational Business Reviews

Vendor shall organize and present monthly operational business reviews for Microsoft. The agenda and expectations shall be based on input from the Microsoft Account Manager and/or the Microsoft Service Delivery team. In general, these meetings shall include a Vendor performance review, continuous improvement projects, management status reviews, efficiency optimization initiatives and other operational areas and issues. Operational business reviews may be held via a telephone conference facility. Vendor participants would typically be key operational management i.e. those Vendor staff responsible for day-to-day performance against core metrics set out in this SOW.

At a minimum, the following will be provided for each business review:

a)	Microsoft provides trial sign-up statistics including the trial conversion rate report

b)	Microsoft provides trial closed data and associated seats

c)	Vendor provides trial management status and forecasted conversion of OSM managed trials

d)	Vendor reviews with Microsoft actual vs. budgeted expenses

e)	Vendor provides process improvement recommendations based on any adverse results in:

****

f)	Vendor addresses any operational issues

Business Review expectations:

•	Soft copies of presentation shall be made available five (5) business days prior to meeting.

•	Where Vendor has failed to meet core business metrics for ****, Vendor shall provide a Correction Action Plan and execution status of plan

2.14.3.	Quarterly Business Review

Quarterly Business Reviews (QBRs) shall be held every three (3) months, face-to-face in a mutually agreed location, generally at one of Vendor’s locations (i.e. a Site currently delivering service for Microsoft). It may on occasion be held at a Microsoft office. Conference call participation should be limited. To maintain focus and ensure direct and open communication, only key participants shall be present and shall include senior management representation from both parties. The purpose of the QBR is to review Vendor performance, business trends and strategic direction. In general, these meetings shall assess the future outlook and review the previous period.

QBRs shall include, but not be limited to the following components:

a)	Microsoft provides a business performance summary, including

•	Trials converted, Dynamics CRM Online customer and seat adds and Dynamics CRM Online revenue performance

•	Trial sign-ups

•	Customer satisfaction results

•	Microsoft conducts the survey, collates and publishes the results each quarter along with areas for improvement.

•	Vendor prepares a plan to address the identified areas for improvement.

b)	Vendor provides quarterly personnel summary, including attrition

c)	Vendor provides SLA status reports:

•	Personnel Replacement Time

•	Training Report

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

•	Tools, Telecom & Infrastructure (TT&I) Report

d)	Vendor reviews with Microsoft actual vs. budgeted expenses

e)	Vendor provides trial management status (including the number of trials being managed by OSMs by subsidiary and by segment, average days to close) and forecast trial conversions

f)	Vendor provides process improvement recommendations based on any adverse results in: ****

g)	Vendor addresses any operational issues

h)	Microsoft validates and communicates all KPI goals for the next quarter

QBR expectations:

•	Held the month following a completion of each three (3) month period

•	Soft copies of the presentation shall be made available five (5) business days prior to meeting.

•	Where Vendor has failed to meet core business metrics for 3 consecutive months, Vendor shall provide a Corrective Action Plan and execution status of plan.

Each party shall be responsible for all costs incurred by such party in connection with these meetings.

A template for the QBR meeting shall be supplied by the Microsoft Account Manager in advance of any review meeting.

Nothing in this section shall prevent more frequent reviews being performed by either party. Any failure of Vendor and Microsoft to provide the reviews or have the meetings described in this section shall not affect Vendor’s obligations under the VSA or this SOW or the rights and remedies of Microsoft for Vendor’s non-performance under the VSA or this SOW.

2.15.	Security Requirements

In addition to the security requirements contained in the Agreement and elsewhere in this SOW, Vendor shall implement and/or comply with the following security requirements.

To the extent Services are performed at Vendor Facilities, Vendor shall provide a secured Facility which limits the access to the Facility by non-authorized Vendor employees. Access to secured Facility where Microsoft Services are performed will always remain locked and door entry into that site and around the offices within the site shall only be allowed with the use of individual swipe card. Access by non-Vendor employees shall be strictly controlled at all times.

In the event that Vendor chooses to create an Offsite Facility, additional requirements will be provided to Vendor, subject to the Change Control process set forth in Section 5 of this SOW. “Offsite Facility” means any location not owned or leased by Microsoft that has a persistent connection to the Microsoft corporate network. A persistent connection is one that continues to exist in perpetuity such as a dedicated network connection. A RAS connection is not an example of a persistent connection. As of the Effective Date of this MSOW, there is no Vendor Offsite Facility used for the performance of Services, as the term is defined above.

a)	Privacy - Vendor Privacy Assurance (“VPA”) Program

Vendor shall participate in Microsoft’s VPA Program to ensure that appropriate information security and privacy measures are contemplated and integrated into the Vendor environments that handle Microsoft customer, employee, and/or partner personal information. Access to the VPA information at the following link:

****

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

b)	Data Protection

The level of physical access control for any area that contains institutional information is determined by the level of risk and exposure. Data centers and other locations where restricted information is housed will be protected at all times by physical access controls such as keys, access cards, and/or security alarms.

Vendor shall ensure that all network equipment and computing equipment containing sensitive or business critical systems and data are kept in an access-controlled secure physical location. Each server room will be restricted to IT and Maintenance personnel only.

All Microsoft data will be kept secure and access to it and Microsoft tools will be strictly limited to those directly involved with the Microsoft account. Vendor shall ensure that:

•	Work areas are secured from unauthorized personnel;

•

Separate login passwords and user names are provided for all personnel who have access to Microsoft records in order to track changes by each specific user. Personnel shall not share, communicate, or otherwise divulge their passwords or allow anyone to use their login/password;

•	Transactions can be traced to specific users;

•	Security practices require passwords for system access at the system level;

•

Passwords are secured, not posted or distributed, changed periodically, and are unique to a user. All network passwords shall expire every sixty (60) days for privileged accounts and every ninety (90) days for user accounts;

•	Users log out of the system when not in use;

•	Reasonable efforts are made to use most current version of Windows service pack/security features for general network access;

•	Remote host files and trusted hosts are reviewed on a periodic basis and no less than semi-annually for appropriate security;

•

All users are reviewed, including but not limited to, system administrators, server operators, printer operators, and backup operators granted system resources on a periodic basis and no less than semi-annually for appropriate security;

•

All inactive accounts that have not logged on for more than 45 days or within 24 hours of termination of employment are removed; and All computers used by the Vendor must be encrypted with the highest possible encryption standard (BitLocker or greater

3.	Term and Termination

3.1.	Initial Term. This SOW will commence on the SOW Effective Date and continue for a period of Three (3) years. Microsoft will have the option of renewing this SOW for successive One (1) year terms (“Renewal Term”) by providing Vendor written notice of its intent to renew at least thirty (30) days prior to the date of any such renewal.

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.2.	Automatic Termination: In the event that notification of renewal has not been provided by Microsoft thirty (30) days prior to the end of the applicable term, this SOW will automatically terminate at the end of the applicable term.

3.3.	Termination for Convenience

(a) To the extent the termination provisions herein are inconsistent with those in the VSA, the termination terms herein shall govern this SOW. Otherwise, the termination provisions in the VSA shall apply.

(b) Microsoft has the right to terminate this SOW for convenience with 30 days advance written notice. However, this right to terminate for convenience is not applicable during the first four (4) months after the Effective Date.

3.4.	Transition Assistance Services

In connection with the expiration of this Statement of Work on the Expiration Date or with the termination of this SOW, Rainmaker will assist and cooperate, in all reasonable respects, with Microsoft’s Transition Assistance Plan to cause and support an orderly transition from Rainmaker to Microsoft or a third party services provider of all Services then being performed or obligated to be performed by Rainmaker (the “Transition Assistance Services”). The Transition Assistance Services will be provided for a reasonable period of time which, in no event, will exceed **** beyond the Expiration Date or notice of termination of this Statement of Work (“Transition Assistance Period”). Microsoft and Rainmaker will cooperate in good faith with each other in connection with their respective obligations under this section and each will perform its obligations under the Transition AssistancePlan. During the Transition Assistance Period, the applicable provisions of this Statement of Work will remain in effect and will apply to all Transition Assistance Services and Services provided by Rainmaker during such period. Rainmaker will perform the following Transition Assistance Services (and such other obligations as may be contained in the Transition Assistance Plan). In the event this SOW is terminated by Microsoft for convenience, Microsoft will pay transition service fees equal to the actual cost for any Rainmaker personnel involved in providing the Service or Transition Services and based upon the current rates agreed to in this SOW. Nothing herein requires Rainmaker to provide licenses or Rainmaker intellectual property to the third party services provider and/or Microsoft vendors as part of the Transition Assistance Services.

3.5.	Termination for Default

Either party may terminate this SOW if the other party has experienced a default set forth below:

Rainmaker Default. For the purposes of this SOW, a default shall have occurred with respect to Rainmaker, if:

(a)	Rainmaker fails to perform or comply with any material term or condition of this SOW or governing VSA; or

(b)	Rainmaker **** not able to retain a line of credit with ****.

Microsoft Default. For the purposes of this SOW, a default shall have occurred with respect to Microsoft if:

•	Microsoft shall fail to make a payment to Rainmaker under the SOW;

•	Microsoft fails to perform or comply with any material term or condition of this SOW or governing VSA.

For the purposes of this SOW, a material default shall have occurred with respect to either party if such party ceases to do business as a going concern (a corporate consolidation, merger, reorganization or

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

acquisition through which a party may be succeeded in its business by another entity shall not in and of itself be deemed to be ceasing to do business); or becomes insolvent, makes a general assignment for the benefit of creditors, files a voluntary petition of bankruptcy, suffers or permits the appointment of a receiver for its business or assets, becomes subject to any proceeding under U.S. bankruptcy law, or has wound up or liquidated its business voluntarily or otherwise; or as otherwise defined in Section 11 – Term of Agreement in the VSA).

Default Notice and Cure Period. Upon the occurrence of a default as defined herein, the non-defaulting party shall issue a written Notice of Default to the other party. Except as otherwise provided herein, the non-defaulting party may terminate this SOW thirty (30) days after issuance of the Notice of Default, unless the defaulting party has cured such default within the thirty (30) day period or such longer period as may be required to cure such default, provided that the defaulting party has, within said thirty (30) period, commenced and is diligently pursuing an effective cure except that this longer period to cure does not apply to Vendor’s obligation to maintain its line of credit.

3.6.	Termination for Failure to Achieve SLA’s

(a)	Termination for Cause. In the event that Performance under this SOW results in Termination Triggers that are not resolved or cured in accordance with the Avoiding Default procedure set forth above, Microsoft, at its sole discretion, may terminate this SOW upon thirty (30) days prior written notice, and will not be obligated to pay any fees for Services under this SOW or for Transition Assistance Services, other than fees for Services delivered and accepted prior to the notice and Deliverables received and accepted by Microsoft whether billed or unbilled . Upon notification of termination, Rainmaker must begin to provide Transition Assistance Services as provided for in this SOW under the then current or otherwise agreed fee structure.

(b)	Termination Events. The occurrence of any of the following events (“Termination Triggers”) shall constitute grounds for Termination for Cause:

Rainmaker achieves a Performance Standard of Critically Below Expectation for any SLA in effect for **** and, within **** following the third occurrence, has not achieved a minimum Performance Standard of Below Expectation for each of those SLAs that were Critically Below Expectations in the prior periods.

(c)	Rainmaker achieves a Performance Standard of Critically Below Expectation for any SLAs in effect for ****.

i.	Termination Event Exclusions

Termination Triggers, or portions thereof, may be modified, exempted or excluded by any express provisions of this SOW. Under no condition shall Performance during the Baseline Period constitutue grounds for termination under this section 3.6

ii.	Notice and Waiver

In the event that a Termination Trigger exists, Microsoft must notify Rainmaker in writing of its intent to terminate this Agreement within **** days of the occurrence of such trigger. In the event that notice is not given, Microsoft’s right to terminate is waived. Waiver of or failure to exercise a right for termination for one occurrence does not prevent, exclude or limit Microsoft from invoking this right for future occurrences.

3.7.	In the event that this SOW is terminated by Microsoft for convenience, for Rainmaker’s Default or under section 3. 6, Microsoft will pay all Fees earned prior to termination based upon a pro-rata calculation of the fixed quarterly payments and variable quarterly payments, less any penalties assessed. However, Microsoft will not owe Rainmaker any bonus, including the Overachievement Bonus, for termination due to Rainmaker’s Default or under Section 3.6

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.	Pricing and Payment:

Pricing and payment for all Work provided hereunder shall be in accordance with the following.

4.1.	Pricing

The vendor’s performance is measured **** in a pay-for-performance payment model.

In addition to ****, the vendor has the opportunity to increase its **** payment through a **** Bonus. The **** Bonus is not available during the base lining period for the first **** months of the SOW.

There are two components to the compensation model: the fixed **** payment and variable **** payment. The fixed and variable payments are combined to produce the base ****payment to the vendor.

a.	Fixed **** payment: This amount is identified in advance and, with the exception of agreed to increases or decreases in headcount, does not change. It is designed to account for the vendor’s headcount, administrative, infrastructure and basic operating costs. The fixed **** payment represents ****% of the total compensation in the first **** months of this SOW. Following the baselining period (first **** months), the fixed **** payment represents ****% of the total compensation, excluding any **** bonus.

b.	Variable **** payment: This amount is determined by the vendor’s aggregate performance in the KPIs and SLA’s referred to in section 2.8. The variable **** payment represents the remaining ****% of the total compensation during the first **** months of this SOW.

Following the baselining period (first **** months), the variable **** payment represents the remaining ****% of the total compensation excluding the **** bonus. The Vendor will receive 100% of its potential variable **** payment by producing an aggregate KPI performance percentage of ****% or better. However, should the Vendor’s aggregate KPI performance percentage fall beneath ****%, Vendor will receive variable payment based on the following graduated scale:

•	Less than or equal ****% aggregate KPI performance variable payment is zero

•	****% aggregate KPI performance variable payment equals ****%

•	****% aggregate KPI performance variable payment equals ****%

c.	Customer Adds Overachievement Bonus:

i.	A bonus up to ****percent (****%) of the Vendor’s Base **** Payment will be paid by Microsoft when the Vendor exceeds its **** goal for the **** and meets the following condition: ****

ii.	The percentage of the **** bonus will be determined by a graduated scale that aligns to the percentage in which the Vendor exceeded the **** goal.

iii.	Once the **** Bonus (if any) is combined with the base **** payment, the resulting sum is the PFP **** Payment.

iv.	The ***** bonus will not apply in the first **** months of this SOW.

Graduated Scale:

•	****% of **** goal - ****% of **** Bonus

•	****% or more of **** goal - ****% of **** Bonus

d.	Penalties assessed for non-compliance of SLAs & KPI’s

Upon completion of the baseline period, the vendor will be subject to penalties pursuant to Section 2.8.2(f) for not meeting the agreed to KPI’s and SLA’s. .

e.	Illustrative Tele’s PFP model ****

****

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.2.	Payments

All payments will be made in accordance with Section 4 of the Agreement. The anticipated payments based on ****% achievement of relevant ****, and **** bonuses are reflected below.

****

4.3.	Invoicing

The Vendor shall follow the Microsoft fiscal calendar. During the initial six month baseline the Vendor will invoice for the ****% fixed component monthly. **** The ****% variable component should be invoiced ****

For the first month of the baseline period the vendor may invoice on November 22, 2010 in lieu of invoicing at month end, November 30, 2010. Microsoft will approve this invoice dated November 22, 2010 within 10 days of receipt thereby invoking the terms outlined in the Agreement, resulting in payment issuance on or about December 13th. All subsequent monthly invoices should be submitted at the appropriate month end.

After the completion of the baseline period the Vendor should invoice the ****% fixed cost monthly and the ****% variable as well as any **** bonus earned ****. The Invoice schedule of submitting the invoice in week one remains constant.

The $**** upfront fee will be invoiced at the end of the first month of the effective date of the SOW.

4.4.	Labor Rates

If there are any increases or decreases in the resource levels outlined in section 2.7.2 the invoice will be adjust on a pro-rated basis using the rates below:

****

5.	Contacts and Escalation

5.1.	Contacts and Escalation Procedure

The following representative from Microsoft, or their successor or designee, will be considered the Microsoft Vendor Account Manager or VAM and will have authority to represent Microsoft with respect to this SOW: ****

The following representative from Vendor, or their successor or designee, will be considered the Vendor Account Manager and will have authority to represent Vendor with respect to this SOW: ****

If the above Microsoft and Vendor representatives are unable to come to agreement on decisions that affect this SOW, the issue will be escalated respectively by the parties to management as follows:

6.	Change Management

Changes to this SOW will be in accordance with the process described in Section 4(f) of the Agreement. Approved Changes will be memorialized in writing using the Change Control Form attached hereto as Exhibit B and, upon signature by both parties, will become an attachment to this SOW.

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.	Additional Terms

7.1.	All terms contained in the Addendum for the Provision of Contact Center Services, attached to the Agreement, are deemd to apply to the On-Line Trial Success Management Work performed under this SOW.

7.2.	Accessibility of Vendor data and systems. Vendor will keep all Accessible Systems accessible to Microsoft and any third parties identified in the applicable SOW. They will be accessible during the time specified in the applicable SOW. This does not apply to maintenance periods scheduled at agreed upon times. The parties will attempt to identify any Accessible Systems in each applicable SOW. For purposes of this section, “Accessible Systems” mean communications and computing systems that:

a)	Vendor must make accessible to Microsoft under the terms of a SOW; or

b)	Microsoft needs to access to have real-time visibility into the performance, tracking and customer data related to the Work under this SOW.

7.3.	Vendor’s duty with regard to conflicts or potential conflicts of interest. Vendor will use reasonable procedures to promptly identify potential conflicts of interest related to the Work performed under this SOW. Vendor will also use commercially reasonable efforts to require its Affiliates, employees and subcontractors to avoid potential conflicts of interests. Conflicts of interest include, but are not limited to, transactions involving the Work where Vendor or its Affiliates (or, a subcontractor or its Affiliates) have any direct financial interest.

7.4.	Compliance with Security, Technical and Financial Requirements.

a)	Microsoft may review and inspect Vendor’s compliance with its obligations relating to physical and IT security controls, asset management policies, confidentiality (including safeguarding of PH), and other security, and technical policies and requirements provided for in this Agreement, SOW or identified below as well as Vendor’s financial solvency. Microsoft may consult with Vendor’s personnel as is reasonable for verification of the above. Any such review and inspection shall be paid for by Microsoft. Microsoft will provide notice to Vendor of any non-compliance.

b)	Vendor agrees to promptly correct any non-compliance detected within thirty (30) days from the date of the report unless a different period is agreed on by the parties for Vendor to come into compliance.

IN WITNESS WHEREOF, the parties have executed this SOW by their duly authorized representative as of the Effective Date set forth above.

[Enter name of Microsoft representative]	Date

[Enter name of Vendor representative]	Date

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A - Definitions

Term	Definition

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B – Change Control Form

Date Requested:	Change Number

Title of Request:	Requested By:

This Change to the [SOW Title] SOW dated [SOW Effective Date] between Microsoft Corporation (“Microsoft”) and [Company Name] (“Vendor”) is entered into between the parties and is effective on [Change Effective Date]. This Change Order is subject to all terms and conditions in the Agreement and SOW. The parties agree as follows:
Change Requested in: (Check all that apply)		Affected Section #s of Statement of Work, or name of other document:
☐Specifications	☐ Deliverables

☐Schedules	☐ Services

☐ Other
Description of Change:
Reason for Change:
Impact of Request on SOW:

Section #	Current language:	Proposed language:

Category of Change (complete all that apply):

	Current	Proposed:
Cost
Schedule
Resources
Effective Date

This Change Control will be effective on the day of , 200 .
Vendor Approval

Print Name/Title Signature Date
Microsoft Approval

Print Name/Title Signature Date

Page 26 of 26

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.